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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 1, 1999


              Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)

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

                      Delaware                                333-74859                     13-3526694
             ---------------------------                    ------------                -------------------
   (State or Other Jurisdiction of Incorporation)         (Commission File        (I.R.S. Employer Identification
                                                               Number)                         No.)

     c/o Prudential Securities Secured Financing
                     Corporation
             Attention: Mary Alice Kohs
            One New York Plaza, 12th Fl.                                                          10292
                 New York, New York                                                     -------------------------
      ------------------------------------------                                                (Zip Code)
      (Address of Principal Executive Offices)
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Registrant's telephone number, including area code (212)214-7435
                                                   -------------

                                   No Change
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         (Former name or former address, if changed since last report)



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                  Item 2. Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

                  Prudential Securities Secured Financing Corporation, as Depositor (the "Depositor"), has registered issuances of securities backed by mortgage loans, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-74859) (as amended, the "Registration Statement"). HomeGold Home Equity Loan Trust 1999-1 (the "Trust") was formed pursuant to an Amended and Restated Trust Agreement, dated as of May 1, 1999(the "Trust Agreement") between Emergent Mortgage Holdings Corporation, as seller, the Depositor, as depositor and Wilmington Trust Company, as owner trustee. The Depositor sold the Mortgage Loans (as defined below) to the Trust, pursuant to a Sale and Servicing Agreement, dated as of May 1, 1999 (the "Sale and Servicing Agreement"), among the Depositor, HomeGold, Inc., as servicer (the "Servicer"), Fairbanks Capital Corp., as back-up servicer (the "Back-up Servicer"), the Trust and First Union National Bank, as indenture trustee (the "Indenture Trustee"). The Trust then pledged the Mortgage Loans (as defined below) to the Indenture Trustee for the benefit of the Noteholders pursuant to an Indenture dated as of May 1, 1999 (the "Indenture") between the Trust and the Indenture Trustee. Pursuant to the Registration Statement, the Trust issued $53,964,000 in aggregate principal amount of its HomeGold Home Equity Loan Asset-Backed Notes, Class A (the "Notes"), on May 27, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which are being filed as exhibits to the Indenture attached hereto as Exhibit 4.1.

                  The Notes were issued pursuant to the Indenture attached hereto as Exhibit 4.1. The Notes consist of two senior classes, the Class A-1 Notes and the Class A-2 Notes, together the "Class A Notes."

                  The assets of the Trust consist of two segregated pools of mortgage loans (the "Mortgage Loans"), together with the Mortgage Files relating thereto, and together with all collections thereon or in respect thereof after the Cut-off Date (including amounts due on or before the Cut-off Date but received after the Cut-off Date), any REO Property, together with all collections thereon and proceeds thereof, the Indenture Trustee's rights with respect to the Mortgage Loans under the


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insurance policies required to be maintained pursuant to the Sale and Servicing
Agreement and any proceeds thereof, the Depositor's rights under the Unaffiliated Seller's Agreement (including any security interest created thereby), the Collection Account, the Distribution Account, the Reserve
Account, any REO Account, and the Expense Account and such assets that are deposited therein from time to time and any investments thereof and the Indenture Trustee's rights under the Policy, together with any and all income, proceeds and payments with respect thereto (all such capitalized terms as defined in the Sale and Servicing Agreement). On and prior to May 27, 1999 (the "Closing Date"), HomeGold, Inc. (the "Originator") transferred the Mortgage Loans and the related assets to Emergent Mortgage Holdings Corporation (the "Seller") pursuant to the Purchase Agreement and Assignment, dated as of May 1, 1999 ("Purchase Agreement"), attached hereto as Exhibit 4.6, by and among the Originator, the Seller and HomeGold Financial, Inc. On the Closing Date, the Seller sold the Mortgage Loans and the related assets to the Depositor pursuant to the Unaffiliated Seller's Agreement, dated as of May 1, 1999, attached hereto as Exhibit 4.4, among the Seller, HomeGold Financial, Inc. and the Depositor. The Depositor then transferred the Mortgage Loans and the related assets to the Trust pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit 4.2. The Trust, in turn, then pledged the Mortgage Loans and related assets to the Indenture Trustee, for the benefit of the Noteholders, pursuant to the Indenture, attached hereto as Exhibit 4.1.

                  Interest payments on the Class A Notes are based on the outstanding Note Principal Balance for the related Class A Notes and the applicable Interest Rate. The Class A-1 Interest Rate will be 6.87% per annum (for each accrual period ending on or prior to the date on which the Servicer could exercise its option to redeem the Class A-1 Notes) or 7.37% per annum(for each accrual period ending after such date), and the Class A-2 Interest Rate will be 6.82% per annum (for each accrual period ending on or prior to the date on which the Servicer could exercise its option to redeem the Class A-2 Notes) or 7.32% per annum(for each accrual period ending after such date). The Class A-1 Notes have an initial Class A-1 Note Principal Balance of $18,418,000, and the Class A-2 Notes have an initial Class A-2 Note Principal Balance of $35,546,000.

                  As of the Closing Date, the Mortgage Loans generally possessed the characteristics described in the Prospectus dated March 23, 1999 and the Prospectus Supplement dated May 19, 1999 filed pursuant to Rule 424(b) of the Act on May 27, 1999.

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Item 5.  Other Events

                  Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, Prudential Securities Secured Financing Corporation has filed a Prospectus Supplement with the Securities and Exchange Commission relating to an offering of HomeGold Home Equity Loan Trust 1999-1, HomeGold Home Equity Loan Asset-Backed Notes, Series 1999-1.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                  1.1 Underwriting Agreement, dated May 19, 1999, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

                  1.2 Indemnification Agreement, dated as of May 19, 1999 among Financial Security Assurance Inc., Prudential Securities Secured Financing Corporation, HomeGold Financial, Inc., Emergent Mortgage Holdings Corporation, HomeGold, Inc., HomeGold Home Equity Loan Trust 1999-1 and Prudential Securities Incorporated.

                  4.1 Indenture, dated as of May 1, 1999, between HomeGold Home Equity Loan Trust 1999-1 and First Union National Bank.

                  4.2 Sale and Servicing Agreement, dated as of May 1, 1999, among Prudential Securities Secured Financing Corporation, as depositor, HomeGold, Inc., as servicer, Fairbanks Capital Corp., as back-up servicer, HomeGold Home Equity Loan Trust 1999-1, as trust and First Union National Bank, as indenture trustee.

                  4.3 Form of Note Insurance Policy and Endorsement No. 1 thereto dated May 27, 1999.

                  4.4 Unaffiliated Seller's Agreement, dated as of May 1, 1999, among Prudential Securities Secured Financing Corporation, HomeGold Financial, Inc. and Emergent Mortgage


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Holdings Corporation.

                  4.5 Purchase Agreement and Assignment, dated as of May 1, 1999, by and among the Emergent Mortgage Holdings Corporation, Prudential Securities Secured Financing Corporation and HomeGold Financial, Inc.


                  4.6 Glossary of Defined Terms

                  23.1 Consent of PricewaterhouseCoopers dated May 24, 1999.




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                                  EXHIBIT INDEX

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Exhibit No.                     Description                                                       Page No.
-----------                     -----------                                                       --------
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
1.1                             Underwriting Agreement, dated May 19, 1999
                                between Prudential Securities Secured Financing
                                Corporation and Prudentia Securities Incorporated.
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1.2                             Indemnification Agreement, dated as of May 19,
                                1999 among Financial Security Assurance Inc.,
                                Prudential Securities Secured Financing
                                Corporation, HomeGold Financial, Inc.,
                                HomeGold, Inc., Emergent Mortgage Holdings
                                Corporation, HomeGold Home Equity Loan Trust
                                1999-1 and Prudential Securities Incorporated.
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4.1                             Indenture, dated as of May 1, 1999, between
                                HomeGold Home Equity Loan Trust 1999-1 and
                                First Union National Bank.
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4.2                             Sale and Servicing Agreement, dated as of May
                                1, 1999, among Prudential Securities Secured
                                Financing Corporation, Fairbanks Capital Corp.,
                                HomeGold, Inc., HomeGold Home Equity Loan Trust
                                1999-1, and First Union National Bank.
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4.3                             Form of Note Insurance Policy and Endorsement
                                No. 1 thereto dated May 27, 1999.
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4.4                             Unaffiliated Seller's Agreement, dated as of
                                May 1, 1999, among Prudential Securities
                                Secured Financing Corporation, Emergent
                                Mortgage Holdings Corporation and HomeGold
                                Financial, Inc.
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
4.5                             Purchase Agreement and Assignment, dated as of
                                May 1, 1999, by and among Emergent Mortgage
                                Holdings Corporation, Prudential Securities Secured
                                Financing Corporation and HomeGold Financial, Inc.
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4.6                             Glossary of Defined Terms
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23.1                            Consent of PricewaterhouseCoopers dated
                                May 24, 1999
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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Prudential Securities Secured
                                                Financing Corporation, as
                                                Depositor



                                       By: /s/ Mary Alice Kohs
                                          ------------------------------------
                                           Name:  Mary Alice Kohs
                                           Title: Vice President


Dated: June 9, 1999

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